BOSTON SCIENTIFIC CLOSES ACQUISITION OF VERTIFLEX, INC.

MARLBOROUGH, Mass., June 11, 2019 - Boston Scientific Corporation (NYSE: BSX) today announced the close of its acquisition of Vertiflex, Inc., a privately-held company that developed and commercialized the Superion® Indirect Decompression System, a minimally-invasive device used to improve physical function and reduce pain in patients with lumbar spinal stenosis (LSS) - the narrowing of the spinal canal, which can cause compression of nearby nerves.

The acquisition of Vertiflex adds the only FDA-approved, commercially-available, minimally-invasive interspinous spacer to the industry-leading pain management portfolio from Boston Scientific, which also includes spinal cord stimulation and radiofrequency ablation.

“The addition of the Vertiflex procedure to our pain management portfolio advances our pain category leadership strategy, while also providing physicians with additional non-opioid pain management solutions that can help improve the lives of the growing number of patients suffering from chronic pain,” said Maulik Nanavaty, president, Neuromodulation, Boston Scientific.

As noted in the definitive agreement announcement, the transaction consists of $465 million in upfront cash and additional payments contingent on commercial milestones for the next three years.

About Boston Scientific
Boston Scientific transforms lives through innovative medical solutions that improve the health of patients around the world. As a global medical technology leader for 40 years, we advance science for life by providing a broad range of high-performance solutions that address unmet patient needs and reduce the cost of healthcare. For more information, visit www.bostonscientific.com and connect on Twitter and Facebook.

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CONTACTS:

Trish Backes
Media Relations
Boston Scientific Corporation
(651) 582-5887 (office)
trish.backes@bsci.com

Susie Lisa, CFA
Investor Relations
Boston Scientific Corporation
(508) 683-5565 (office)
BSXInvestorRelations@bsci.com